[LOGO] M F S(R)
INVESTMENT MANAGEMENT


                       MFS(R) EMERGING
                       GROWTH FUND
                       ANNUAL REPORT o NOVEMBER 30, 2001

        ----------------------------------------------------------------
        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 42 for details.
        ----------------------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary ....................................................... 10
Results of Shareholder Meetings ........................................... 14
Portfolio of Investments .................................................. 15
Financial Statements ...................................................... 24
Notes to Financial Statements ............................................. 32
Independent Auditors' Report .............................................. 40
Trustees and Officers ..................................................... 45

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
As I write this letter, it's been just over three months since the events of September 11, among the most tragic events ever to occur on U.S. soil. The human dimensions of September 11 have rightfully overshadowed all else, but the terrorist attacks were also unprecedented in terms of a market event.

POTENTIAL RECOVERY PUSHED OUT
Prior to September 11, we felt that the market was approaching bottom and might be on a slow, uneven, but upward trend toward recovery. On September 11 political uncertainty was added to the issues buffeting the economy, and the market subsequently hit new lows. Due largely to a decrease in air travel and the ripple effects in a large number of industries, companies announced a huge number of employee layoffs in the weeks following the attacks.

In late November, the National Bureau of Economic Research validated what many of us had sensed for some time: it declared that the U.S. economy had been in a recession since last March. (A recession is generally defined as two or more consecutive quarters of declining growth in the gross domestic product, or GDP.) As I write this, the consensus among corporate financial officers seems to be that GDP growth will remain negative in the fourth quarter and through the middle of 2002.(1)

We think the implication for investors is that the current economic downturn may last longer than we had previously expected, with a potential recovery pushed out farther into the future. However, it is important to note that the equity market had experienced a significant downturn prior to September 11, with many stocks already factoring in a slow growth environment.

ENCOURAGING SIGNS AMID A DOWNTURN
We do, however, have a strong belief that the U.S. economy and economies around the globe will indeed recover over time and perhaps emerge even stronger. In our view, the U.S. economy is already demonstrating a tremendous resiliency. After an initial slide when the market reopened after September 11, we witnessed a market rally that seemed amazing in light of the enormity of the tragedy: as of December 17, the Dow Jones Industrial Average is up 20.1%, the Standard & Poor's 500 Stock Index is up 17.5%, and the NASDAQ Composite Index is up 39.6%, compared to their post-September 11 lows. And all three indices are above their September 10 levels.(2)

Prior to September 11, corporations were responding to the economic slowdown by trimming capacity, expenses, and payrolls, and the attacks accelerated that trend. Our experience in previous downturns has been that this type of environment, although painful in the short term, allows the best firms in various industries to emerge leaner and stronger, setting the stage for a healthier economy. A recent example is the economic slowdown of 1990-1991, a period that included the Gulf War. Corporate earnings fell, and the markets witnessed a large selloff; yet a short time later we began a nearly decade- long climb to all-time highs in both earnings and stock prices.

GOVERNMENT IS DOING ITS PART
Also encouraging is the urgency with which the U.S. government has stepped in to bolster the economy. As of December 17, the Federal Reserve Board (the Fed) has cut interest rates four times since the attacks, bringing rates to their lowest levels in four decades. By decreasing the cost of borrowing money, rate cuts encourage buying by both corporations and consumers. Rate cuts also make interest rates on money market funds and certificates of deposit less attractive. This may stimulate investors to move money off the sidelines and into potentially higher-yielding investments -- such as corporate bonds and stocks -- that may do more to drive the economy.

President Bush and Congress also seem determined to help bolster the economy, as an economic stimulus package has been proposed and appears to be working its way through the legislative process as of mid-December.

INVESTING IN UNCERTAIN TIMES
The events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time. In equity investing, we continue to believe that, over the long term, stock prices follow earnings. We also remain convinced that valuation, or a stock's price in relation to factors such as earnings and cash flow, is important. In our view, a good company selling at an overly high price is not a good stock.

If anything, we think our investment approach is more valid than ever in the current environment. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive. From a long-term valuation standpoint, one could argue that it may be less risky to be in the market today than it has been in a long time.

Presently, we still see economic markets in the midst of tremendous short-term uncertainty. But we also see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. For further guidance in these difficult times, we believe it is critical for you to consult with your investment professional. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     December 17, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
------------
(1)Source: The Wall Street Journal Online December 14, 2001.

(2)Source: Lipper Inc. and MFS research. The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended November 30, 2001, Class A shares of the fund provided a total return of -27.19%, Class B shares -27.72%, Class C shares -27.73%, Class I shares -27.00%, and Class J shares -27.56%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a return of -21.86% over the same period for the fund's benchmark, the Russell 3000 Growth Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices. The fund's returns also compare to returns over the same period of 4.82% and -12.21%, respectively, for the Russell 2000 Index and the Standard & Poor's 500 Stock Index (the S&P 500). The Russell 2000 is an unmanaged index composed of 2,000 of the smallest U.S.- domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the NYSE, AMEX, and NASDAQ. The S&P 500 is an unmanaged but commonly used measure of common stock total return performance. During the same period, the average multi-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -25.66%.

Q. WHY DID THE PORTFOLIO UNDERPERFORM OVER THE PERIOD?

A. We believe our underperformance was primarily a result of our overweighting in technology stocks, which was the worst-performing sector in a difficult market environment. Even outside technology, the market was particularly brutal for aggressive growth investors across all sectors. We remained true to our mandate -- which is to be an aggressive growth fund -- at a time when our style was out of favor. And although that hurt performance over the period, our experience has been that the best long-term returns come from staying true to one's style across market cycles.

Q. IF TECHNOLOGY STOCKS WERE THE WORST PERFORMERS OVER THE PERIOD, WHY WAS TECHNOLOGY THE LARGEST SECTOR IN THE FUND?

A. One view of what happened in the market is that technology was a massive bubble in 1999 and 2000 that burst. We think, however, the reality was that technology companies had been growing their earnings at a much faster rate than the overall market for years, so this was not a two-year phenomenon.

   More importantly, we think that outperformance by technology companies is likely to resume after this downturn. Our analysts and portfolio managers talk daily to CEOs in almost every conceivable industry, and a common theme we hear is that companies that are successful within their given industry, whether it's retail, health care, financial services, or whatever, are those that are leveraging technology better than their competitors.

   And whereas four or five years ago, major corporations looked at technology investing as a way to save costs and improve productivity, it's altogether different now. CEOs today tell us they view technology as an absolute necessity for growing their businesses and staying competitive -- as a driver of earnings, not just as a nice way to save money. So the short answer to why technology was the largest weighting in the fund is that we're long-term investors and we think the corporate appetite for technology has not been diminished, only temporarily put on hold.

   We would suggest that the market rally we witnessed at the end of the period seemed to support our view, as the technology sector enjoyed some of the strongest gains.

Q. THAT BEING SAID, HAS YOUR APPROACH TOWARD TECHNOLOGY CHANGED OVER THE PAST YEAR?

A. Yes, our focus has shifted. A year or two ago, the companies that were growing faster and were doing better as investments were some of the smaller, newer companies that had niche products. Large corporations were willing to take Piece A from Company A and Piece B from Company B to create their own customized solutions.

   Today, customers tell us they are less willing to spend the time and money to integrate niche products. We believe companies such as Microsoft are better positioned because they offer a full product set that's more of a turnkey solution -- pull it out of the box and plug it in. So, to a large degree, we've repositioned our technology holdings into companies we view as having established customer bases, established brands, and a comprehensive set of products.

Q. THE FUND'S HEALTH CARE WEIGHTING IS UP SHARPLY, FROM ABOUT 5% A YEAR AGO TO ABOUT 16% AT THE END OF THE PERIOD. COULD YOU TELL US ABOUT THAT?

A. We look at investments on a stock-by-stock basis rather than, for example, deciding to increase our health care weighting because that sector looks attractive. What happened was that our research uncovered a number of smaller, specialty pharmaceutical companies that we believe have attractive product pipelines or have gotten products approved or launched that we're excited about.

   Biovail Corp., for example, is a Canadian pharmaceutical company that we felt was well positioned in the generic drug market. There's an unusually large number of blockbuster drugs whose patents are expiring, and that creates opportunities for generic companies to offer these drugs at lower prices. Biovail also has a branded pipeline of its own, developing niche pharmaceutical products, and we believe the company has done a good job of executing its business plan.

   We have also invested in medical lab companies to participate in a trend by hospitals and doctors to outsource tests to companies that can offer economies of scale. Our research indicated the industry has consolidated down to two main players, Laboratory Corp of America and Quest Diagnostics; both stocks were in the fund at the end of the period.

Q. WHERE ELSE DID YOU FIND OPPORTUNITIES?

A. Advertising-sensitive media firms and business services companies were two other large concentrations in the fund. Advertising historically has been one of the first expenses that corporations cut in a slowing economy, and that was exactly what happened this year. This hurt the stocks of media firms, including companies that we view as industry leaders, such as Viacom, owner of CBS and other television and radio networks, and Fox Entertainment Group, which markets film and television programming. We used the downturn to buy these stocks opportunistically at what we felt were attractive prices. Our expectation is that advertising spending will rebound in a recovering economy and the market will favor these industry leaders, some of which have gained market share in the downturn.

   In the business services area, we have invested in a number of transaction processors. These are firms that offer outsourced services to other companies, such as payroll processor Automatic Data Processing and credit card processor Concord EFS. In part because they offer services that help cut costs for their clients, these firms have performed relatively well in the economic downturn.

Q. HOW DID THE EVENTS OF SEPTEMBER 11 AFFECT THE MARKET AND THE FUND?

A. Our perspective is that the terrorist attacks pushed out, by perhaps a quarter or two, the economic rebound we had hoped to see in late 2001 or the first half of 2002. In the aftermath of September 11, a lot of corporate budgets were frozen, and a lot of planned spending was canceled or postponed.

   Of course, the human dimensions of September 11 have rightfully overshadowed any economic considerations. But from a market perspective, we think investors generally have looked at the events as only delaying a recovery in the economy and in corporate spending. After an initial dip, both the market and the fund experienced strong performance in October and November. And at the end of the period, most market indices were, in fact, higher than they had been on the day before the attacks.

   In summary, we do not think September 11 changed the long-term outlook for most of the companies in our portfolio, so there has been no significant change in our strategy or in the way we invest.

/s/ John W. Ballen                         /s/ Dale A. Dutile

    John W. Ballen                             Dale A. Dutile
    Portfolio Manager                          Portfolio Manager

/s/ John E. Lathrop                            David E. Sette-Ducati

    John E. Lathrop                            David E. Sette-Ducati
    Portfolio Manager                          Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Notes to Shareholders: Effective May 31, 2001, the fund's benchmark was changed to the Russell 3000 Growth Index because the fund's management team feels this index more accurately reflects the multi-cap aggressive growth nature of the fund. Previously, the fund's indices were the Russell 2000 Index and the Standard & Poor's 500 Stock Index.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

JOHN W. BALLEN IS PRESIDENT AND A MEMBER OF THE MANAGEMENT COMMITTEE AND BOARD OF DIRECTORS OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE ALSO IS PORTFOLIO MANAGER OF THE EMERGING GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITIES. JOHN HAS BEEN PROFILED BY NUMEROUS PUBLICATIONS, INCLUDING MONEY, SMARTMONEY, BARRON'S, THE NEW YORK TIMES, AND WORTH. HE ALSO HAS BEEN FEATURED ON NETWORK TELEVISION PROGRAMS SUCH AS ABC NIGHTLINE AND WALL STREET WEEK WITH LOUIS RUKEYSER. JOHN JOINED MFS IN 1984 AS A RESEARCH ANALYST. HE BECAME PORTFOLIO MANAGER OF MFS EMERGING GROWTH FUND AT ITS INCEPTION IN 1986. HE WAS NAMED DIRECTOR OF EQUITY RESEARCH IN 1988, CHIEF EQUITY OFFICER IN 1995, CHIEF INVESTMENT OFFICER IN 1998, AND PRESIDENT IN 1998. JOHN IS A GRADUATE OF HARVARD COLLEGE AND EARNED A MASTER OF COMMERCE DEGREE FROM THE UNIVERSITY OF NEW SOUTH WALES IN AUSTRALIA, WHICH HE ATTENDED AS A FULBRIGHT SCHOLAR. HE HOLDS AN M.B.A. DEGREE FROM STANFORD UNIVERSITY.

DALE A. DUTILE IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF THE EMERGING GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITIES. HE JOINED MFS IN 1994 AS A RESEARCH ANALYST AND WAS NAMED INVESTMENT OFFICER IN 1996, VICE PRESIDENT IN 1998, PORTFOLIO MANAGER IN 2000, AND SENIOR VICE PRESIDENT IN 2001. DALE IS A GRADUATE OF BOSTON COLLEGE AND HAS A MASTER'S DEGREE FROM MIT'S SLOAN SCHOOL OF MANAGEMENT.

JOHN E. LATHROP, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A MEMBER OF OUR LARGE-CAP GROWTH PORTFOLIO MANAGEMENT TEAM. HE MANAGES THE GLOBAL TELECOMMUNICATIONS, GLOBAL GROWTH, EMERGING GROWTH, AND LARGE-CAP GROWTH PORTFOLIOS FOR OUR MUTUAL FUNDS, VARIABLE ANNUITIES, INSTITUTIONAL ACCOUNTS, AND OFFSHORE INVESTMENT PRODUCTS. JOHN JOINED MFS IN 1994 FROM PUTNAM INVESTMENTS, WHERE HE HAD WORKED AS AN EQUITY ANALYST, STATISTICAL ANALYST, AND INSTITUTIONAL ACCOUNT CONTROLLER. HE WAS NAMED VICE PRESIDENT IN 1996 OF MFS, PORTFOLIO MANAGER IN 1999, AND SENIOR VICE PRESIDENT IN 2001. HE IS A GRADUATE OF NORTHWESTERN UNIVERSITY, WHERE HE WAS ELECTED TO PHI BETA KAPPA WITH HONORS IN ECONOMICS, AND HE EARNED AN M.B.A. DEGREE FROM CORNELL UNIVERSITY'S JOHNSON GRADUATE SCHOOL OF MANAGEMENT. JOHN HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

DAVID E. SETTE-DUCATI IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF THE TECHNOLOGY, EMERGING GROWTH AND MID-CAP GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, OFFSHORE INVESTMENT PRODUCTS, VARIABLE ANNUITIES, AND INSTITUTIONAL ACCOUNTS. DAVID JOINED MFS IN 1995 AS A RESEARCH ANALYST. HE BECAME INVESTMENT OFFICER IN 1997, VICE PRESIDENT IN 1999, A PORTFOLIO MANAGER IN 2000, AND SENIOR VICE PRESIDENT IN 2001. HE EARNED A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE AND A BACHELOR'S DEGREE FROM WILLIAMS COLLEGE. IN BETWEEN COLLEGE AND GRADUATE SCHOOL, HE WORKED AS A CORPORATE FINANCE ANALYST WITH LEHMAN BROTHERS.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
--------------------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:                SEEKS LONG-TERM GROWTH OF CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS:    DECEMBER 29, 1986

CLASS INCEPTION:          CLASS A  SEPTEMBER 13, 1993
                          CLASS B  DECEMBER 29, 1986
                          CLASS C  APRIL 1, 1996
                          CLASS I   JANUARY 2, 1997
                          CLASS J  SEPTEMBER 2, 1998

SIZE:                     $9.8 BILLION NET ASSETS AS OF NOVEMBER 30, 2001
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include any applicable contingent deferred sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended November 30, 2001)

             MFS Emerging       Standard &         Russell          Russell 3000
             Growth Fund        Poor's 500          2000              Growth
               - Class B        Stock Index         Index             Index
--------------------------------------------------------------------------------
11/91          $10,000           $10,000           $10,000           $10,000
11/93           15,426            13,044            14,701            12,190
11/95           24,187            18,054            18,680            17,215
11/97           33,764            29,667            26,860            26,938
11/99           49,810            44,353            29,012            44,338
11/01           32,276            37,293            30,233            30,590

TOTAL RATES OF RETURN THROUGH NOVEMBER 30, 2001

CLASS A
                                                        1 Year  3 Years  5 Years 10 Years
-----------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -27.19%  - 9.94%  +16.87% +241.57%
-----------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge     -27.19%  - 3.43%  + 3.17% + 13.07%
-----------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge     -31.38%  - 5.32%  + 1.95% + 12.40%
-----------------------------------------------------------------------------------------

CLASS B
                                                        1 Year  3 Years  5 Years 10 Years
-----------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -27.72%  -11.94%  +12.59% +222.76%
-----------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge     -27.72%  - 4.15%  + 2.40% + 12.43%
-----------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge     -30.32%  - 5.00%  + 2.04% + 12.43%
-----------------------------------------------------------------------------------------

CLASS C
                                                        1 Year  3 Years  5 Years 10 Years
-----------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -27.73%  -11.95%  +12.60% +222.67%
-----------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge     -27.73%  - 4.15%  + 2.40% + 12.43%
-----------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge     -28.38%  - 4.15%  + 2.40% + 12.43%
-----------------------------------------------------------------------------------------

CLASS I
                                                        1 Year  3 Years  5 Years 10 Years
-----------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -27.00%  - 9.20%  +18.34% +239.25%
-----------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge     -27.00%  - 3.17%  + 3.43% + 12.99%
-----------------------------------------------------------------------------------------

CLASS J
                                                        1 Year  3 Years  5 Years 10 Years
-----------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -27.56%  -11.32%  +13.43% +225.17%
-----------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge     -27.56%  - 3.93%  + 2.55% + 12.52%
-----------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge     -29.74%  - 4.90%  + 1.93% + 12.17%
-----------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                        1 Year  3 Years  5 Years 10 Years
-----------------------------------------------------------------------------------------
Average multi-cap growth fund+                         -25.66%  + 2.71%  + 7.32% + 11.91%
-----------------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#                     -12.21%  + 0.55%  +10.07% + 14.07%
-----------------------------------------------------------------------------------------
Russell 2000 Index#                                    + 4.82%  + 6.42%  + 6.79% + 11.70%
-----------------------------------------------------------------------------------------
Russell 3000 Growth Index#                             -21.86%  - 3.18%  + 7.33% + 11.83%
-----------------------------------------------------------------------------------------
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors. Class J Share Performance Including Sales Charge takes into account the deduction of the maximum 3% sales charge. Class J shares are only available to Japanese investors.

Class A, C, I, and J share performance includes the performance of the fund's Class B shares for periods prior to their inception (blended performance). Class A and J blended performance has been adjusted to take into account the initial sales charge applicable to Class A and J shares rather than the CDSC applicable to Class B shares. Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. Class I blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses for Class A, I, and J shares are lower than those of Class B shares, the blended Class A, I, and J share performance is lower than it would have been had Class A, I, and J shares been offered for the entire period. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT INCLUDE THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investing in emerging growth companies is riskier than investing in more-established companies.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 2001

FIVE LARGEST STOCK SECTORS

TECHNOLOGY                         40.6%
HEALTH CARE                        16.3%
SPECIAL PRODUCTS & SERVICES        11.4%
LEISURE                             9.6%
FINANCIAL SERVICES                  9.3%

TOP 10 STOCK HOLDINGS

ORACLE CORP.  10.3%                                AMERICAN INTERNATIONAL GROUP, INC.  1.5%
Database software developer and manufacturer       Insurance and financial services holding
                                                   company
CISCO SYSTEMS, INC.  5.2%
Computer network developer                         AMERICAN HOME PRODUCTS CORP.  1.4%
                                                   Pharmaceutical products company
TYCO INTERNATIONAL LTD.  2.9%
Fire protection, packaging, and electronic         CITIGROUP, INC.  1.4%
equipment manufacturer                             Diversified financial services company

VIACOM, INC.  1.6%                                 CLEAR CHANNEL COMMUNICATIONS, INC.  1.4%
Diversified media and entertainment company        Media company with operations in radio, outdoor
                                                   advertising, and live entertainment
FREDDIE MAC  1.6%
U.S. mortgage banker and underwriter               VERITAS SOFTWARE CORP.  1.4%
                                                   Supplier of storage management software

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETINGS (Unaudited)

At the annual meeting of shareholders of MFS Emerging Growth Fund, which was held on November 7, 2001, the following items were passed:

ITEM 1. To elect a Board of Trustees:

                                                     NUMBER OF SHARES
                                           -------------------------------------
                                                                    WITHHOLD
NOMINEE                                        FOR                 AUTHORITY
--------------------------------------------------------------------------------
Jeffrey L. Shames                          165,306,914.919       3,511,796.003
John W. Ballen                             165,316,020.454       3,502,690.468
Lawrence H. Cohn, M.D.                     165,280,855.544       3,537,855.378
The Hon. Sir J. David Gibbons, KBE         165,208,497.405       3,610,213.517
William R. Gutow                           165,303,624.711       3,515,086.211
J. Atwood Ives                             165,313,628.800       3,505,082.122
Abby M. O'Neill                            165,243,049.963       3,575,660.959
Lawrence T. Perera                         165,299,967.829       3,518,743.093
William J. Poorvu                          165,301,336.549       3,517,374.373
Arnold D. Scott                            165,323,589.370       3,495,121.552
J. Dale Sherratt                           165,289,889.358       3,528,821.564
Elaine R. Smith                            165,301,400.696       3,517,310.226
Ward Smith                                 165,278,379.569       3,540,331.353

ITEM 2. To authorize the Trustees to adopt an Amended and Restated
        Declaration of Trust:
                                       % OF OUTSTANDING            % OF SHARES
                 NUMBER OF SHARES               SHARES                 PRESENT
------------------------------------------------------------------------------
Affirmative       121,009,144.684              37.194%                 71.680%
Against             3,909,296.289               1.201%                  2.316%
Abstain             4,430,754.949               1.362%                  2.624%
Broker Non-votes   39,469,515.000              12.131%                 23.280%
                    -------------              -------                --------
TOTAL             168,818,710.922              51.888%                100.000%

ITEM 3. To amend, remove, or add certain fundamental investment policies.

                                         NUMBER OF SHARES
---------------------------------------------------------
For                                       117,893,108.841
Against                                     6,686,593.251
Abstain                                     4,769,493.830
Broker Non-votes                           39,469,515.000

ITEM 4. To approve a new investment advisory agreement with Massachusetts Financial Services Company.

                                         NUMBER OF SHARES
---------------------------------------------------------
For                                       161,926,571.471
Against                                     2,791,113.348
Abstain                                     4,101,026.103

ITEM 5. To ratify the election of Deloitte & Touche LLP as the independent public accountants to be employed by the trust for the fiscal year ending November 30, 2001.

                                         NUMBER OF SHARES
---------------------------------------------------------
For                                       164,007,598.519
Against                                     1,342,221.071
Abstain                                     3,468,891.332

PORTFOLIO OF INVESTMENTS -- November 30, 2001

Stocks - 96.2%
--------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                VALUE
--------------------------------------------------------------------------------------------------
U.S. Stocks - 90.5%
  Aerospace & Defense
    Teledyne Technologies, Inc.*                                      184,400       $    2,710,680
--------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.3%
    Nike, Inc., "B"                                                   605,100       $   32,064,249
--------------------------------------------------------------------------------------------------
  Automotive - 1.0%
    Harley-Davidson, Inc.                                           1,882,700       $   98,992,366
--------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 0.4%
    Bank of America Corp.                                             120,200       $    7,377,876
    Capital One Financial Corp.                                       274,630           13,739,739
    First Tennessee National Corp.                                    111,900            4,026,162
    FleetBoston Financial Corp.                                       232,900            8,559,075
    SouthTrust Corp.                                                  162,900            3,986,163
                                                                                    --------------
                                                                                    $   37,689,015
--------------------------------------------------------------------------------------------------
  Biotechnology - 3.4%
    Abbott Laboratories, Inc.                                       1,652,400       $   90,882,000
    Genentech, Inc.*                                                  943,700           54,215,565
    Guidant Corp.*                                                  2,098,600          102,432,666
    Pharmacia Corp.                                                 1,855,596           82,388,462
    Waters Corp.*                                                     103,200            3,771,960
                                                                                    --------------
                                                                                    $  333,690,653
--------------------------------------------------------------------------------------------------
  Business Machines - 2.3%
    Affiliated Computer Services, Inc., "A"*                          982,385       $   91,735,111
    Sun Microsystems, Inc.*                                         6,161,500           87,739,760
    Texas Instruments, Inc.                                         1,488,100           47,693,605
                                                                                    --------------
                                                                                    $  227,168,476
--------------------------------------------------------------------------------------------------
  Business Services - 6.9%
    Automatic Data Processing, Inc.                                 2,051,600       $  113,781,736
    BEA Systems, Inc.*                                              1,298,900           21,808,531
    BISYS Group, Inc.*                                              1,394,300           82,040,612
    Concord EFS, Inc.*                                              4,153,700          124,527,926
    CSG Systems International, Inc.*                                  123,300            3,816,135
    DST Systems, Inc.*                                              1,391,850           66,391,245
    First Data Corp.                                                1,291,304           94,575,105
    Fiserv, Inc.*                                                   1,406,400           54,933,984
    Iron Mountain, Inc.*                                              424,500           18,380,850
    Modis Professional Services, Inc.*                              1,889,400           10,864,050
    Nextel Partners, Inc.*                                          1,199,000           11,534,380
    Peregrine Systems, Inc.*                                        2,377,600           36,971,680
    Renaissance Worldwide, Inc.*                                    2,060,000            3,975,800
    Robert Half International, Inc.*                                  994,866           26,811,639
    Sabre Group Holding, Inc., "A"*                                   105,900            3,673,671
                                                                                    --------------
                                                                                    $  674,087,344
--------------------------------------------------------------------------------------------------
  Cellular Phones - 0.9%
    Motorola, Inc.                                                    868,600       $   14,453,504
    Sprint Corp. (PCS Group)*                                       2,885,519           71,993,699
                                                                                    --------------
                                                                                    $   86,447,203
--------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 6.5%
    Cisco Systems, Inc.*                                           23,724,896       $  484,936,874
    Dell Computer Corp.*                                              738,400           20,623,512
    Enterasys Networks, Inc.*                                       3,422,300           33,914,993
    Lexmark International, Inc.*                                    1,458,800           75,376,196
    Riverstone Networks, Inc.*                                      1,393,092           21,843,683
                                                                                    --------------
                                                                                    $  636,695,258
--------------------------------------------------------------------------------------------------
  Computer Software - 10.8%
    Akamai Technologies, Inc.*                                      1,456,385       $    8,388,778
    Netegrity, Inc.*                                                  284,600            4,681,670
    Oracle Corp.*                                                  68,955,032          967,439,099
    Rational Software Corp.*                                        4,037,500           76,712,500
                                                                                    --------------
                                                                                    $1,057,222,047
--------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.4%
    Mercury Interactive Corp.*                                        500,400       $   15,407,316
    Microsoft Corp.*                                                1,863,553          119,658,738
                                                                                    --------------
                                                                                    $  135,066,054
--------------------------------------------------------------------------------------------------
  Computer Software - Services - 2.4%
    CheckFree Corp.*                                                   61,200       $    1,034,892
    Legato Systems, Inc.*                                           1,605,700           15,751,917
    SunGard Data Systems, Inc.*                                     2,797,150           78,488,029
    VERITAS Software Corp.*                                         3,269,268          127,141,833
    webMethods, Inc.*                                                 491,940            7,762,813
                                                                                    --------------
                                                                                    $  230,179,484
--------------------------------------------------------------------------------------------------
  Computer Software - Systems - 5.5%
    Adobe Systems, Inc.                                               975,395       $   31,290,671
    BMC Software, Inc.*                                             5,047,610           84,547,467
    Cadence Design Systems, Inc.*                                   3,493,421           83,318,091
    Citrix Systems, Inc.*                                           1,013,462           22,671,145
    Computer Associates International, Inc.                         2,854,100           94,955,907
    EMC Corp.*                                                      2,882,997           48,405,520
    Extreme Networks, Inc.*                                           950,099           15,040,067
    McDATA Corp.*                                                   1,319,480           33,132,143
    Peoplesoft, Inc.*                                               1,703,100           59,455,221
    Quest Software, Inc.*                                             829,800           20,172,438
    Siebel Systems, Inc.*                                             197,600            4,416,360
    StorageNetworks, Inc.*                                          1,486,300           10,210,881
    Synopsys, Inc.*                                                   488,900           26,904,167
                                                                                    --------------
                                                                                    $  534,520,078
--------------------------------------------------------------------------------------------------
  Conglomerates - 3.2%
    General Electric Co.                                            1,033,800       $   39,801,300
    Tyco International Ltd.                                         4,543,070          267,132,516
                                                                                    --------------
                                                                                    $  306,933,816
--------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.3%
    Gillette Co.                                                      806,285       $   26,365,519
--------------------------------------------------------------------------------------------------
  Electrical Equipment
    Micrel, Inc.*                                                      97,400       $    2,849,924
--------------------------------------------------------------------------------------------------
  Electronics - 4.7%
    Altera Corp.*                                                   1,724,100       $   39,240,516
    Analog Devices, Inc.*                                           2,686,538          114,177,865
    Cirrus Logic, Inc.*                                               597,800            7,956,718
    Flextronics International Ltd.*                                   917,800           22,945,000
    General Motors Corp., "H"*                                        254,700            3,667,680
    GlobeSpan, Inc.*                                                  467,400            6,085,548
    Intersil Holding Corp.*                                         1,176,800           39,316,888
    Lam Research Corp.*                                               159,900            3,505,008
    Maxim Integrated Products, Inc.*                                  277,600           15,215,256
    Microchip Technology, Inc.*                                        58,900            2,126,879
    Micron Technology, Inc.*                                          619,600           16,828,336
    Novellus Systems, Inc.*                                           922,500           35,119,575
    QLogic Corp.*                                                   1,237,900           61,214,155
    Tektronix, Inc.*                                                1,845,700           41,491,336
    Xilinx, Inc.*                                                   1,386,700           50,073,737
                                                                                    --------------
                                                                                    $  458,964,497
--------------------------------------------------------------------------------------------------
  Energy - 0.7%
    Dynegy, Inc.                                                    2,155,700       $   65,425,495
--------------------------------------------------------------------------------------------------
  Entertainment - 4.3%
    AOL Time Warner, Inc.*                                          1,275,900       $   44,528,910
    Clear Channel Communications, Inc.*                             2,767,307          129,316,256
    Entercom Communications Corp.*                                    725,100           32,071,173
    Fox Entertainment Group, Inc.*                                  1,645,560           41,994,691
    Hearst-Argyle Television, Inc.*                                    67,700            1,438,625
    Hispanic Broadcasting Corp.*                                      410,300            8,965,055
    Univision Communications, Inc., "A"*                               86,600            3,083,826
    USA Networks, Inc.*                                               313,300            7,052,383
    Viacom, Inc., "B"*                                              3,523,932          153,819,632
                                                                                    --------------
                                                                                    $  422,270,551
--------------------------------------------------------------------------------------------------
  Financial Institutions - 4.3%
    Citigroup, Inc.                                                 2,739,141       $  131,204,854
    Freddie Mac                                                     2,216,500          146,665,805
    Goldman Sachs Group, Inc.                                       1,027,130           91,311,857
    Household International, Inc.                                     204,600           12,069,354
    Merrill Lynch & Co., Inc.                                         552,100           27,654,689
    Morgan Stanley Dean Witter & Co.                                  261,700           14,524,350
                                                                                    --------------
                                                                                    $  423,430,909
--------------------------------------------------------------------------------------------------
  Financial Services - 0.3%
    Instinet Group, Inc.*                                             869,060       $    7,604,275
    Mellon Financial Corp.                                            593,400           22,187,226
                                                                                    --------------
                                                                                    $   29,791,501
--------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.4%
    International Paper Co.                                           984,900       $   39,346,755
--------------------------------------------------------------------------------------------------
  Healthcare - 0.3%
    Anthem, Inc.*                                                     160,420       $    8,157,357
    Caremark Rx, Inc.*                                              1,273,400           19,101,000
    Weight Watchers International, Inc.*                               11,350              387,716
                                                                                    --------------
                                                                                    $   27,646,073
--------------------------------------------------------------------------------------------------
  Insurance - 3.0%
    AFLAC, Inc.                                                       587,700       $   16,102,980
    American International Group, Inc.                              1,711,300          141,011,120
    Arthur J. Gallagher & Co.                                           6,600              240,900
    Hartford Financial Services Group, Inc.                           502,900           29,771,680
    MetLife, Inc.                                                     908,400           24,917,412
    Principal Financial Group, Inc.*                                    3,530               81,013
    Safeco Corp.                                                      112,300            3,611,568
    The St. Paul Cos., Inc.                                         1,396,232           65,734,603
    UnumProvident Corp.                                               525,100           13,547,580
                                                                                    --------------
                                                                                    $  295,018,856
--------------------------------------------------------------------------------------------------
  Internet - 1.0%
    CNET Networks, Inc.*                                              192,910       $    1,444,896
    Openwave Systems, Inc.*                                           896,700            9,818,865
    VeriSign, Inc.*                                                 2,406,148           89,893,689
                                                                                    --------------
                                                                                    $  101,157,450
--------------------------------------------------------------------------------------------------
  Machinery - 0.5%
    Danaher Corp.                                                     859,000       $   50,380,350
--------------------------------------------------------------------------------------------------
  Media - 0.1%
    McClatchy Co.                                                      85,900       $    3,862,064
    Westwood One, Inc.*                                               212,900            6,229,454
                                                                                    --------------
                                                                                    $   10,091,518
--------------------------------------------------------------------------------------------------
  Medical & Health Products - 5.2%
    Allergan, Inc.                                                    928,138       $   70,065,138
    American Home Products Corp.                                    2,217,900          133,295,790
    Applera Corp. - Applied Biosystems Group                        3,390,445          112,223,729
    Eli Lilly & Co.                                                 1,113,530           92,055,525
    Forest Laboratories, Inc.*                                         43,800            3,101,040
    Pfizer, Inc.                                                    1,437,900           62,275,449
    Schering Plough Corp.                                             741,700           26,500,941
    Stryker Corp.                                                      68,100            3,739,371
                                                                                    --------------
                                                                                    $  503,256,983
--------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 3.4%
    Cardinal Health, Inc.                                             216,400       $   14,784,448
    Enzon, Inc.*                                                       44,500            2,608,145
    Express Scripts, Inc.*                                          1,352,400           55,583,640
    Genzyme Corp.*                                                  1,220,500           66,663,710
    IMS Health, Inc.                                                3,797,200           77,766,656
    Laboratory Corp. of America Holdings*                             595,700           45,809,330
    Lincare Holdings, Inc.*                                         1,013,300           30,115,276
    Quest Diagnostics, Inc.*                                          424,000           26,186,240
    UnitedHealth Group, Inc.                                          186,100           13,296,845
                                                                                    --------------
                                                                                    $  332,814,290
--------------------------------------------------------------------------------------------------
  Oil Services - 1.0%
    BJ Services Co.*                                                  267,600       $    7,455,336
    El Paso Corp.                                                   1,665,762           74,126,409
    Grant Pride Co., Inc.*                                            114,400            1,012,440
    Noble Drilling Corp.*                                             496,800           14,655,600
                                                                                    --------------
                                                                                    $   97,249,785
--------------------------------------------------------------------------------------------------
  Oils - 1.7%
    Anadarko Petroleum Corp.                                          518,000       $   26,884,200
    Charter Communications, Inc.*                                   4,606,400           70,846,432
    EOG Resources, Inc.                                               483,100           16,898,838
    GlobalSantaFe Corp.                                             2,091,492           50,614,106
                                                                                    --------------
                                                                                    $  165,243,576
--------------------------------------------------------------------------------------------------
  Pharmaceuticals - 1.2%
    Andrx Group*                                                      418,800       $   30,915,816
    Barr Laboratories, Inc.*                                          216,200           15,793,410
    ICN Pharmaceuticals, Inc.                                         104,000            3,097,120
    IVAX Corp.*                                                     1,566,375           32,267,325
    Mylan Laboratories, Inc.                                          518,000           17,860,640
    Sepracor, Inc.*                                                   136,400            6,806,360
    Watson Pharmaceuticals, Inc.*                                     180,600            5,405,358
                                                                                    --------------
                                                                                    $  112,146,029
--------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.7%
    Mail-Well, Inc.*                                                  400,000       $    1,580,000
    McGraw-Hill Cos., Inc.                                            492,300           27,814,950
    Meredith Corp.                                                    263,800            8,995,580
    New York Times Co.                                                124,600            5,663,070
    Scripps (E.W.) Howard, Inc., "A"                                   38,400            2,451,840
    Tribune Co.                                                       490,300           17,699,830
                                                                                    --------------
                                                                                    $   64,205,270
--------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.1%
    Starwood Hotels & Resorts Co.                                     427,100       $   11,591,494
--------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 1.5%
    Applebee's International, Inc.*                                   275,600       $    9,188,504
    Arlington Hospitality, Inc.*++                                    520,000            1,274,000
    Brinker International, Inc.*                                      790,100           22,122,800
    CEC Entertainment, Inc.*                                          408,400           15,192,480
    Cendant Corp.*                                                  3,960,200           67,481,808
    Darden Restaurants, Inc.                                          327,500           10,067,350
    Jack in the Box, Inc.*                                            127,800            3,307,464
    P.F.Chang's China Bistro, Inc.*                                    37,600            1,658,160
    Panera Bread Co.*                                                  36,600            1,895,880
    Sonic Corp.*                                                       81,500            2,666,680
    Starbucks Corp.*                                                  879,400           15,582,968
                                                                                    --------------
                                                                                    $  150,438,094
--------------------------------------------------------------------------------------------------
  Retail - 2.0%
    Barnes & Noble, Inc.*                                             770,900       $   23,820,810
    BJ's Wholesale Club, Inc.*                                        497,500           22,387,500
    Costco Wholesale Corp.*                                           820,900           33,558,392
    Home Depot, Inc.                                                  439,810           20,521,535
    Kohl's Corp.*                                                     136,100            9,234,385
    Lowe's Cos., Inc.                                               1,281,500           58,064,765
    Sears, Roebuck & Co.                                              163,300            7,431,783
    Target Corp.                                                      459,400           17,245,876
                                                                                    --------------
                                                                                    $  192,265,046
--------------------------------------------------------------------------------------------------
  Retail & Drugstores
    Dollar Tree Stores, Inc.*                                         142,800       $    4,004,112
--------------------------------------------------------------------------------------------------
  Special Products & Services - 0.5%
    Minnesota Mining & Manufacturing Co.                              255,500       $   29,275,190
    SPX Corp.*                                                        134,100           16,293,150
                                                                                    --------------
                                                                                    $   45,568,340
--------------------------------------------------------------------------------------------------
  Supermarket - 0.6%
    Kroger Co.*                                                     1,684,180       $   42,643,438
    Safeway, Inc.*                                                    450,400           20,069,824
                                                                                    --------------
                                                                                    $   62,713,262
--------------------------------------------------------------------------------------------------
  Technology - 0.2%
    Macrovision Corp.*                                                476,250       $   16,521,113
    Palm, Inc.*                                                     1,050,000            3,664,500
    Symbol Technologies, Inc.                                         136,900            2,275,278
                                                                                    --------------
                                                                                    $   22,460,891
--------------------------------------------------------------------------------------------------
  Telecommunications - 3.9%
    Amdocs Ltd.*                                                    1,257,500       $   41,585,525
    CIENA Corp.*                                                    2,690,000           47,747,500
    Comverse Technology, Inc.*                                      3,770,830           80,658,054
    Crown Castle International Corp.*                                 638,700            6,955,443
    EchoStar Communications Corp.*                                  4,317,071          114,272,869
    Illuminet Holdings, Inc.*                                          97,000            3,371,720
    Juniper Networks, Inc.*                                           625,900           15,384,622
    Network Appliance, Inc.*                                          498,000            7,699,080
    Powerwave Technologies, Inc.*                                     211,400            3,562,090
    Qwest Communications International, Inc.                        2,596,300           30,895,970
    Time Warner Telecom, Inc.*                                      1,979,000           28,101,800
                                                                                    --------------
                                                                                    $  380,234,673
--------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 0.5%
    Comcast Corp., "A"*                                             1,326,000       $   50,388,000
--------------------------------------------------------------------------------------------------
  Telecom - Wireless - 2.0%
    American Tower Corp., "A"*                                      4,149,549       $   36,516,031
    AT&T Wireless Services, Inc.*                                   3,463,600           48,386,492
    QUALCOMM, Inc.*                                                 1,863,300          109,412,976
    SBA Communications Corp.*                                         243,000            2,874,690
                                                                                    --------------
                                                                                    $  197,190,189
--------------------------------------------------------------------------------------------------
  Telecom - Wireline - 0.5%
    Advanced Fibre Communications, Inc.*                              492,580       $    9,595,459
    Emulex Corp.*                                                     204,700            6,675,267
    Tekelec Co.*                                                    1,420,060           27,577,565
                                                                                    --------------
                                                                                    $   43,848,291
--------------------------------------------------------------------------------------------------
  Transportation - 0.1%
    United Parcel Service, Inc.                                       163,800       $    9,208,836
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.5%
    AES Corp.*                                                      1,951,000       $   32,230,520
    Calpine Corp.*                                                    527,700           11,377,212
                                                                                    --------------
                                                                                    $   43,607,732
--------------------------------------------------------------------------------------------------
  Venture Capital
    Copley Partners 1*+(+)                                          3,000,000       $       68,400
    Copley Partners 2*+(+)                                          3,000,000              236,010
    Highland Capital Partners*+(+)                                  7,500,000              587,550
                                                                                    --------------
                                                                                    $      891,960
--------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                   $8,835,532,974
--------------------------------------------------------------------------------------------------

Foreign Stocks - 5.7%
  Bermuda - 1.1%
    Accenture Ltd. (Business Services)*                               793,810       $   17,940,106
    Ace Ltd. (Insurance)                                            1,493,000           56,883,300
    Xl Capital Ltd. (Insurance)                                       296,700           27,587,166
                                                                                    --------------
                                                                                    $  102,410,572
--------------------------------------------------------------------------------------------------
  Canada - 1.1%
    Biovail Corp. (Pharmaceuticals)*                                1,406,700       $   76,960,557
    Celestica Inc. (Business Services)*                               517,200           21,872,388
    Zarlink Semiconductor, Inc. (Electronics)*                        687,600            6,662,844
                                                                                    --------------
                                                                                    $  105,495,789
--------------------------------------------------------------------------------------------------
  Finland - 0.8%
    Nokia Corp., ADR (Telecommunications)                           3,303,600       $   76,015,836
--------------------------------------------------------------------------------------------------
  France - 1.2%
    Sanofi-Synthelabo S.A. (Medical & Health Products)              1,426,581       $   98,900,859
    Total Fina Elf S.A., "B" (Oils)                                   122,100           15,584,512
                                                                                    --------------
                                                                                    $  114,485,371
--------------------------------------------------------------------------------------------------
  Germany - 0.2%
    Fresenius Medical Care AG, Preferred (Medical
      Supplies)                                                       159,637       $    7,292,331
    SAP AG, ADR (Computer Software - Systems)                         126,600           15,648,599
                                                                                    --------------
                                                                                    $   22,940,930
--------------------------------------------------------------------------------------------------
  Ireland
    Elan Corp. PLC, ADR (Health Products)*                             12,700       $      561,594
--------------------------------------------------------------------------------------------------
  Israel - 0.3%
    Teva Pharmaceutical Industries Ltd.
      (Pharmaceuticals)                                               478,000       $   27,963,000
--------------------------------------------------------------------------------------------------
  Netherlands - 0.7%
    ASM International N.V. (Electronics)*                             371,200       $    5,497,472
    STMicroelectronics N.V. (Electronics)                           1,853,500           62,370,275
                                                                                    --------------
                                                                                    $   67,867,747
--------------------------------------------------------------------------------------------------
  Norway
    Tandberg ASA (Telecommunications)*                                 14,000       $      287,133
--------------------------------------------------------------------------------------------------
  United Kingdom - 0.3%
    Reed International PLC (Publishing)                               634,200       $    5,332,039
    Shire Pharmaceuticals Group PLC (Medical and Health
      Technology and Services)*                                       195,400            7,014,860
    Vodafone Group PLC, ADR (Telecommunications)                      815,316           20,660,108
                                                                                    --------------
                                                                                    $   33,007,007
--------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                $  551,034,979
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $7,233,746,469)                                      $9,386,567,953
--------------------------------------------------------------------------------------------------

Convertible Preferred Stock
--------------------------------------------------------------------------------------------------
U.S. Stocks
  Restaurants & Lodging
    Avado Financing, "A", 7s*## (Identified Cost,
      $5,000,000)                                                     100,000       $       25,000
--------------------------------------------------------------------------------------------------
Short-Term Obligations - 3.8%
--------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------
    UBS Finance, Inc., due 12/03/01                                  $129,006       $  128,990,591
    American General Corp., due 12/03/01                                5,605            5,604,337
    American General Finance Corp., due 12/03/01                        6,703            6,702,207
    Bank of America Corp., due 12/03/01                                35,821           35,821,000
    Federal Home Loan Discount Note, due
      12/05/01 - 12/07/01                                              52,100           52,087,259
    Ford Motor Credit Corp., due 12/27/01 - 12/31/01                   18,800           18,763,005
    Freddie Mac, due 12/18/01                                          46,945           46,900,441
    General Electric Capital Corp., due 12/03/01                       28,571           28,567,635
    General Motors Acceptance Corp., due 12/13/01                      10,900           10,891,026
    Salomon Smith Barney Holdings, Inc., due
      12/10/01 - 12/12/01                                              40,500           40,478,115
--------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                     $  374,805,616
--------------------------------------------------------------------------------------------------
Repurchase Agreement - 1.0%
--------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 11/30/01, due 12/03/01, total
      to be received $101,267,140 (secured by various
      U.S. Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                               $101,249       $  101,249,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $7,714,801,085)                                 $9,862,647,569
Other Assets, Less Liabilities - (1.0)%                                               (100,607,148)
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $9,762,040,421
--------------------------------------------------------------------------------------------------
  * Non-income producing security.
 ## SEC Rule 144A restriction.
  + Restricted security.
 ++ Affiliated issuers are those in which the fund's holdings of an issuer represent 5% or more of the outstanding voting shares of the issuer.
(+) Security valued by or at the direction of the Trustees.

 See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
----------------------------------------------------------------------------
NOVEMBER 30, 2001
----------------------------------------------------------------------------
Assets:
  Investments, at value -
    Unaffiliated issuers (identified cost, $7,711,982,455)   $  9,861,373,569
    Affiliated issuers (identified cost, $2,818,630)               1,274,000
                                                             ---------------
      Total investments, at value (identified cost,
        $7,714,801,085)                                     $  9,862,647,569
  Investments of cash collateral for securities loaned,
      at identified cost and value                             1,277,265,100
  Cash                                                             2,304,691
  Foreign currency, at value (identified cost, $24,615)               23,624
  Receivable for fund shares sold                                 10,030,409
  Receivable for investments sold                                173,773,607
  Interest and dividends receivable                                3,927,527
  Other assets                                                       145,293
                                                             ---------------
      Total assets                                           $11,330,117,820
                                                             ---------------
Liabilities:
  Payable for investments purchased                          $    93,706,233
  Payable for fund shares reacquired                             195,400,625
  Collateral for securities loaned, at value                   1,277,265,100
  Payable to affiliates -
    Management fee                                                   187,318
    Shareholder servicing agent fee                                   26,811
    Distribution and service fee                                     172,779
  Accrued expenses and other liabilities                           1,318,533
                                                             ---------------
      Total liabilities                                      $ 1,568,077,399
                                                             ---------------
Net assets                                                   $ 9,762,040,421
                                                             ===============
Net assets consist of:
  Paid-in capital                                            $ 9,201,265,439
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies            2,147,844,154
  Accumulated distributions in excess of net realized
    gain on investments and foreign currency transactions     (1,586,928,973)
  Accumulated net investment loss                                   (140,199)
                                                             ---------------
      Total                                                  $ 9,762,040,421
                                                             ===============
Shares of beneficial interest outstanding                      308,787,369
                                                               ===========
Class A shares:
  Net asset value per share
    (net assets of $4,462,387,239 / 137,285,181 shares of
     beneficial interest outstanding)                           $32.50
                                                                ======
  Offering price per share (100 / 94.25 of net asset
   value per share)                                             $34.48
                                                                ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $4,523,184,993 / 146,501,870 shares of
     beneficial interest outstanding)                           $30.87
                                                                ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $624,055,536 / 20,333,230 shares of
     beneficial interest outstanding)                           $30.69
                                                                ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $133,397,590 / 4,056,339
    shares of beneficial interest outstanding)                  $32.89
                                                                ======
Class J shares:
  Net asset value, offering price, and redemption price
     per share (net assets of $19,015,063 / 610,749
     shares of beneficial interest outstanding)                 $31.13
                                                                ======
  Offering price per share (100 / 97 of net asset value
     per share)                                                 $32.09
                                                                ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-----------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2001
-----------------------------------------------------------------------------
Net investment income (loss):

  Income -
    Dividends (including $0 received from affiliated issuers) $    29,582,046
    Interest                                                       13,326,162
    Foreign taxes withheld                                           (493,718)
                                                              ---------------
      Total investment income                                 $    42,414,490
                                                              ---------------
  Expenses -
    Management fee                                            $    87,531,021
    Trustees' compensation                                             65,647
    Shareholder servicing agent fee                                12,325,816
    Distribution and service fee (Class A)                         13,544,609
    Distribution and service fee (Class B)                         59,089,406
    Distribution and service fee (Class C)                          8,177,143
    Distribution and service fee (Class J)                            154,164
    Administrative fee                                                431,986
    Custodian fee                                                   2,666,326
    Printing                                                          979,727
    Postage                                                         1,317,295
    Auditing fees                                                      42,350
    Legal fees                                                         52,406
    Miscellaneous                                                  11,920,731
                                                              ---------------
      Total expenses                                          $   198,298,627
    Fees paid indirectly                                           (2,088,662)
    Reduction of expenses by investment advisor                    (2,662,871)
                                                              ---------------
      Net expenses                                            $   193,547,094
                                                              ---------------
        Net investment loss                                   $  (151,132,604)
                                                              ---------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions (including $25,813 net realized
      loss from transactions with affiliated issuers)         $(1,603,677,213)
    Written option transactions                                    16,748,240
    Foreign currency transactions                                    (271,174)
                                                              ---------------
      Net realized loss on investments and foreign currency
        transactions                                          $(1,587,200,147)
                                                              ---------------
  Change in unrealized appreciation (depreciation) -
    Investments                                               $(2,310,416,708)
    Written options                                               (16,466,679)
    Translation of assets and liabilities in foreign
      currencies                                                         (436)
                                                              ---------------
        Net unrealized loss on investments and foreign
          currency translation                                $(2,326,883,823)
                                                              ---------------
          Net realized and unrealized loss on investments
           and foreign currency                               $(3,914,083,970)
                                                              ---------------
            Decrease in net assets from operations            $(4,065,216,574)
                                                              ===============

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                                       2001                         2000
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                             $   (151,132,604)             $   (265,126,553)
  Net realized gain (loss) on investments and foreign
    currency transactions                                           (1,587,200,147)                2,065,363,070
  Net unrealized loss on investments and foreign
    currency translation                                            (2,326,883,823)               (3,813,039,613)
                                                                  ----------------              ----------------
    Decrease in net assets from operations                        $ (4,065,216,574)             $ (2,012,803,096)
                                                                  ----------------              ----------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                               $   (617,060,975)             $    (39,112,323)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                   (753,056,168)                  (49,401,173)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                   (102,669,232)                   (5,588,285)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                    (18,384,679)                     (600,026)
  From net realized gain on investments and foreign
    currency transactions (Class J)                                     (2,024,071)                      (64,162)
  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                            (50,677,504)                         --
  In excess of net realized gain on investments and
    foreign currency transactions (Class B)                            (61,846,412)                         --
  In excess of net realized gain on investments and
    foreign currency transactions (Class C)                             (8,431,939)                         --
  In excess of net realized gain on investments and
    foreign currency transactions (Class I)                             (1,509,883)                         --
  In excess of net realized gain on investments and
    foreign currency transactions (Class J)                               (166,231)                         --
                                                                  ----------------              ----------------
    Total distributions declared to shareholders                  $ (1,615,827,094)             $    (94,765,969)
                                                                  ----------------              ----------------
Net increase in net assets from Fund share transactions           $     57,719,411              $  1,510,073,636
                                                                  ----------------              ----------------
      Total decrease in net assets                                $ (5,623,324,257)             $   (597,495,429)
Net assets:
  At beginning of period                                            15,385,364,678                15,982,860,107
                                                                  ----------------              ----------------

  At end of period (including accumulated net investment
   loss of $(140,199) and $128,218, respectively)                 $  9,762,040,421              $ 15,385,364,678
                                                                  ================              ================

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                    2001             2000           1999           1998           1997
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $  49.53         $  55.11       $  40.65       $  37.54       $  32.01
                                                       --------         --------       --------       --------       --------
Income from investment operations# -
  Net investment loss(S)                               $  (0.31)        $  (0.58)      $  (0.43)      $  (0.34)      $  (0.34)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                     (11.60)           (4.69)         15.30           3.79           6.24
                                                       --------         --------       --------       --------       --------
      Total from investment operations                  $(11.91)        $  (5.27)      $  14.87       $   3.45       $   5.90
                                                       --------         --------       --------       --------       --------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                      $  (4.73)        $  (0.31)      $  (0.41)      $  (0.34)      $  (0.37)
  In excess of net realized gain on investments
    and foreign currency transactions
                                                          (0.39)          --             --             --             --
                                                       --------         --------       --------       --------       --------
      Total distributions declared to shareholders     $  (5.12)        $  (0.31)      $  (0.41)      $  (0.34)      $  (0.37)
                                                       --------         --------       --------       --------       --------
Net asset value - end of period                        $  32.50         $  49.53       $  55.11       $  40.65       $  37.54
                                                       ========         ========       ========       ========       ========
Total return(+)                                          (27.19)%          (9.66)%        36.91%          9.36%         18.66%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.18%            1.09%          1.13%          1.16%          1.21%
  Net investment loss                                     (0.82)%          (0.89)%        (0.92)%        (0.87)%        (0.99)%
Portfolio turnover                                          119%              36%            16%            15%            21%
Net assets at end of period (000,000 Omitted)            $4,462           $6,523         $6,570         $4,713         $3,875

(S) The investment advisor waived a portion of its fee for certain of the periods indicated. Certain prior year amounts have been reclassified to conform to the current year's presentation. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
      Net investment loss                                $(0.32)          $(0.61)        $(0.44)        $(0.35)        $(0.34)
      Ratios (to average net assets):
        Expenses##                                         1.20%            1.13%          1.15%          1.18%          1.21%
        Net investment loss                               (0.84)%          (0.93)%        (0.94)%        (0.89)%        (0.99)%
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                    2001             2000           1999           1998           1997
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $ 47.62           $53.39         $39.69         $36.85         $31.48
                                                        -------           ------         ------         ------         ------
Income from investment operations# -
  Net investment loss(S)                                $ (0.57)          $(1.03)        $(0.76)        $(0.62)        $(0.59)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                     (11.06)           (4.43)         14.87           3.72           6.14
                                                        -------           ------         ------         ------         ------
      Total from investment operations                  $(11.63)          $(5.46)        $14.11         $ 3.10         $ 5.55
                                                        -------           ------         ------         ------         ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                       $ (4.73)          $(0.31)        $(0.41)        $(0.26)        $(0.18)
  In excess of net realized gain on investments
    and foreign currency transactions
                                                          (0.39)            --             --             --             --
                                                        -------           ------         ------         ------         ------
      Total distributions declared to shareholders      $ (5.12)          $(0.31)        $(0.41)        $(0.26)        $(0.18)
                                                        -------           ------         ------         ------         ------
Net asset value - end of period                         $ 30.87           $47.62         $53.39         $39.69         $36.85
                                                        =======           ======         ======         ======         ======
Total return                                             (27.72)%         (10.35)%        35.91%          8.55%         17.78%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.93%            1.84%          1.88%          1.91%          1.97%
  Net investment loss                                     (1.57)%          (1.64)%        (1.67)%        (1.62)%        (1.75)%
Portfolio turnover                                          119%              36%            16%            15%            21%
Net assets at end of period (000,000 Omitted)            $4,523           $7,611         $8,390         $6,190         $5,144

(S) The investment advisor waived a portion of its fee for certain of the periods indicated. Certain prior year amounts have been reclassified to conform to the current year's presentation. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
      Net investment loss                                $(0.58)          $(1.06)        $(0.77)        $(0.63)        $(0.59)
      Ratios (to average net assets):
        Expenses                                           1.95%            1.88%          1.90%          1.93%          1.97%
        Net investment loss                               (1.59)%          (1.68)%        (1.69)%        (1.64)%        (1.75)%
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                    2001             2000           1999           1998           1997
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $  47.36         $  53.11       $  39.49       $  36.66       $  31.48
                                                       --------         --------       --------       --------       --------
Income from investment operations# -
  Net investment loss(S)                               $  (0.57)        $  (1.03)      $  (0.76)      $  (0.61)      $  (0.59)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                     (10.98)           (4.41)         14.79           3.70           6.12
                                                       --------         --------       --------       --------       --------
      Total from investment operations                 $ (11.55)        $  (5.44)      $  14.03       $   3.09       $   5.53
                                                       --------         --------       --------       --------       --------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                      $  (4.73)        $  (0.31)      $  (0.41)      $  (0.26)      $  (0.35)
  In excess of net realized gain on investments
    and foreign currency transactions
                                                          (0.39)          --             --             --             --
                                                       --------         --------       --------       --------       --------
      Total distributions declared to shareholders     $  (5.12)        $  (0.31)      $  (0.41)      $  (0.26)      $  (0.35)
                                                       --------         --------       --------       --------       --------
Net asset value - end of period                        $  30.69         $  47.36       $  53.11       $  39.49       $  36.66
                                                       ========         ========       ========       ========       ========
Total return                                             (27.73)%         (10.35)%        35.89%          8.54%         17.81%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.93%            1.84%          1.88%          1.91%          1.97%
  Net investment loss                                     (1.57)%          (1.64)%        (1.67)%        (1.62)%        (1.75)%
Portfolio turnover                                          119%              36%            16%            15%            21%
Net assets at end of period (000,000 Omitted)              $624           $1,041           $910           $564           $344

(S) The investment advisor waived a portion of its fee for certain of the periods indicated. Certain prior year amounts have been reclassified to conform to the current year's presentation. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
      Net investment loss                                $(0.58)          $(1.06)        $(0.77)        $(0.62)        $(0.59)
      Ratios (to average net assets):
        Expenses                                           1.95%            1.88%          1.90%          1.93%          1.97%
        Net investment loss                               (1.59)%          (1.68)%        (1.69)%        (1.64)%        (1.75)%
 # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                            YEAR ENDED NOVEMBER 30,
                                                                                                                 PERIOD ENDED
                                         -------------------------------------------------------------           NOVEMBER 30,
                                                2001             2000             1999            1998                  1997*
-----------------------------------------------------------------------------------------------------------------------------------
                                             CLASS I
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period        $ 49.95          $ 55.45          $ 40.76         $ 37.62                $ 29.98
                                             -------          -------          -------         -------                -------
Income from investment operations# -
  Net investment loss(S)                     $ (0.22)         $ (0.43)         $ (0.32)        $ (0.24)               $ (0.23)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                  (11.72)           (4.76)           15.42            3.80                   7.87
                                             -------          -------          -------         -------                -------
      Total from investment operations       $(11.94)         $ (5.19)         $ 15.10         $  3.56                $  7.64
                                             -------          -------          -------         -------                -------
Less distributions declared to
  shareholders -
  From net realized gain on investments
    and foreign currency transactions         $(4.73)          $(0.31)          $(0.41)         $(0.42)               $  --
  In excess of net realized gain on
    investments and foreign currency
    transactions                               (0.39)           --               --               --                     --
                                             -------          -------          -------         -------                -------
      Total distributions declared to
        shareholders                         $ (5.12)         $ (0.31)         $ (0.41)        $ (0.42)               $  --
                                             -------          -------          -------         -------                -------
Net asset value - end of period              $ 32.89          $ 49.95          $ 55.45         $ 40.76                $ 37.62
                                             =======          =======          =======         =======                =======
Total return                                  (27.00)%          (9.45)%          37.38%           9.67%                 25.48%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                    0.93%            0.84%            0.88%           0.91%                  0.97%+
  Net investment loss                          (0.57)%          (0.64)%          (0.68)%         (0.62)%                (0.74)%+
Portfolio turnover                               119%              36%              16%             15%                    21%
Net assets at end of period
  (000 Omitted)                             $133,398         $193,398         $102,188         $51,537                $47,240

(S) The investment advisor waived a portion of its fee for certain of the periods indicated. Certain prior year amounts have been reclassified to conform to the current year's presentation. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
      Net investment loss                     $(0.23)          $(0.46)          $(0.33)         $(0.25)                $(0.23)
      Ratios (to average net assets):
        Expenses                                0.95%            0.88%            0.90%           0.93%                  0.97%+
        Net investment loss                    (0.59)%          (0.68)%          (0.70)%         (0.64)%                (0.74)%+
 * For the period from the inception of Class I shares, January 2, 1997, through November 30, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED NOVEMBER 30,                         PERIOD ENDED
                                               --------------------------------------------------------         NOVEMBER 30,
                                                       2001                   2000                 1999                1998*
----------------------------------------------------------------------------------------------------------------------------
                                                    CLASS J
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $ 47.87                $ 53.55              $ 39.71              $ 35.31
                                                    -------                -------              -------              -------
Income from investment operations# -
  Net investment loss(S)                            $ (0.48)               $ (0.87)             $ (0.63)             $ (0.09)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                 (11.14)                 (4.50)               14.88                 4.49
                                                    -------                -------              -------              -------
      Total from investment operations              $(11.62)               $ (5.37)             $ 14.25              $  4.40
                                                    -------                -------              -------              -------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions
                                                    $ (4.73)               $ (0.31)             $ (0.41)             $  --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                      (0.39)               --                    --                      --
                                                    -------                -------              -------              -------
      Total distributions declared to
        shareholders                                $ (5.12)               $ (0.31)             $ (0.41)             $   --
                                                    -------                -------              -------              -------
Net asset value - end of period                     $ 31.13                $ 47.87              $ 53.55              $ 39.71
                                                    =======                =======              =======              =======
Total return(+)                                      (27.56)%               (10.13)%              36.22%               12.46%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                           1.68%                  1.59%                1.63%                1.66%+
  Net investment loss                                 (1.32)%                (1.39)%              (1.44)%              (1.50)%+
Portfolio turnover                                      119%                    36%                  16%                  15%
Net assets at end of period (000 Omitted)           $19,015                $16,490              $10,753                  $88

(S) The investment advisor waived a portion of its fee for certain of the periods indicated. Certain prior year amounts have been reclassified to conform to the current year's presentation. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
      Net investment loss                            $(0.49)                $(0.90)              $(0.64)              $(0.09)
      Ratios (to average net assets):
        Expenses                                       1.70%                  1.63%                1.65%                1.68%+
        Net investment loss                           (1.34)%                (1.43)%              (1.46)%              (1.52)%+
  * For the period from the inception of Class J shares, September 2, 1998, through November 30, 1998. Class J inception date was changed from September 24, 1998, to September 2, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class J shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Emerging Growth Fund (the fund) is a diversified series of MFS Series Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the- counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan.

Written Options - The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the fund's management on the direction of interest rates.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provides the fund with indemnification against Borrower default.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At November 30, 2001, the value of securities loaned was $1,269,015,655. These loans were collateralized by U.S. Treasury securities of $35,721,002 and cash of $1,277,265,100 which was invested in the following short-term obligations:

                                                     PRINCIPAL  AMORTIZED COST
                                                        AMOUNT       AND VALUE
------------------------------------------------------------------------------
Brinson Private Money Market Fund, LLC          $1,276,744,100  $1,276,744,100
Salomon Smith Barney Inc., 2.14%, due 12/03/01         521,000         521,000
                                                --------------  --------------
Total investments of cash collateral for
securities loaned                               $1,277,265,100  $1,277,265,100
                                                ==============  ==============

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $1,487,492 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $601,170 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities. During the year ended November 30, 2001, accumulated net investment loss decreased by $151,120,623, accumulated distributions in excess of net realized gain on investments and foreign currency transactions decreased by $122,903,143, and paid-in capital decreased by $274,023,766 due to differences between book and tax accounting. This change had no effect on the net assets or net asset value per share.

At November 30, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $472,423,548 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2009.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the first $2.5 billion of the fund's average daily net assets, 0.70% of the next $4.5 billion of the fund's average daily net assets, 0.65% of the next $8 billion of the fund's average daily net assets (this is a contractual fee waiver), and 0.625% of the fund's average daily net assets in excess of $15 billion (this is a contractual fee waiver). The contractual fee waiver, which is shown as a reduction of total expenses in the Statement of Operations, may be rescinded by MFS only with the approval of the fund's Board of Trustees. The management fee incurred for the year ended November 30, 2001 was 0.69% of the fund's average daily net assets.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $18,591 for the year ended November 30, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $770,454 for the year ended November 30, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $559,035 for the year ended November 30, 2001. Fees incurred under the distribution plan during the year ended November 30, 2001, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.25% per annum, and a service fee of up to 0.75% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $237,173 and $18,071 for Class B and Class C shares, respectively, for the year ended November 30, 2001. Fees incurred under the distribution plan during the year ended November 30, 2001, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of up to 0.50% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class J shares. Class J shares are available for distribution through Merrill Lynch Japan Securities Co. ("MLJ") and its network of financial intermediaries. MLJ also serves as the fund's Agent Securities Company in Japan, and in that capacity represents the fund before Japanese regulatory authorities. MFD will pay to MLJ all of the service fee and all of the distribution fee attributable to Class J shares. A portion of the distribution fee equal to 0.10% per annum of the Fund's average daily net assets attributable to Class J shares is paid to MLJ to cover its services as the Fund's Agent Securities Company. Fees incurred under the distribution plan during the year ended November 30, 2001, were 0.75% of average net assets attributable to Class J shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 2001, were $343,900, $10,765,198, and $170,495 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $14,305,912,056 and $16,304,112,209, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $8,954,159,840
                                                               --------------
Gross unrealized appreciation                                  $1,581,675,527
Gross unrealized depreciation                                    (673,187,798)
                                                               --------------
    Net unrealized appreciation                                $  908,487,729
                                                               ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                               YEAR ENDED NOVEMBER 30, 2001                  YEAR ENDED NOVEMBER 30, 2000
                                   ----------------------------------------        --------------------------------------
                                             SHARES                  AMOUNT                  SHARES                AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                             403,420,504        $ 15,002,625,622             519,045,978      $ 33,884,185,436
Shares issued to shareholders in
  reinvestment of distributions          11,887,813             554,728,047                 578,269            35,208,697
Shares reacquired                      (409,727,061)        (15,226,376,210)           (507,147,216)      (33,062,978,693)
                                   ----------------        ----------------        ----------------      ----------------
    Net increase                          5,581,256        $    330,977,460              12,477,031      $    856,415,440
                                   ================        ================        ================      ================

Class B shares
                                               YEAR ENDED NOVEMBER 30, 2001                  YEAR ENDED NOVEMBER 30, 2000
                                   ----------------------------------------        --------------------------------------
                                             SHARES                  AMOUNT                  SHARES                AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                              31,044,168        $  1,213,802,103              60,662,866      $  3,829,523,696
Shares issued to shareholders in
  reinvestment of distributions          14,232,344             636,149,504                 662,754            38,635,041
Shares reacquired                       (58,625,674)         (2,122,729,950)            (58,600,822)       (3,672,309,385)
                                   ----------------        ----------------        ----------------      ----------------
    Net increase (decrease)             (13,349,162)       $   (272,778,343)              2,724,798      $    195,849,352
                                   ================        ================        ================      ================

Class C shares
                                               YEAR ENDED NOVEMBER 30, 2001                  YEAR ENDED NOVEMBER 30, 2000
                                   ----------------------------------------        --------------------------------------
                                             SHARES                  AMOUNT                  SHARES                AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                              13,240,247        $    513,195,577              30,959,813      $  1,946,637,632
Shares issued to shareholders in
  reinvestment of distributions           1,688,434              75,011,927                  61,937             3,591,082
Shares reacquired                       (16,579,506)           (613,930,189)            (26,165,473)       (1,638,660,365)
                                   ----------------        ----------------        ----------------      ----------------
    Net increase (decrease)              (1,650,825)       $    (25,722,685)              4,856,277      $    311,568,349
                                   ================        ================        ================      ================

Class I shares
                                               YEAR ENDED NOVEMBER 30, 2001                  YEAR ENDED NOVEMBER 30, 2000
                                   ----------------------------------------        --------------------------------------
                                             SHARES                  AMOUNT                  SHARES                AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                               1,686,116        $     66,180,375               3,926,819      $    267,432,448
Shares issued to shareholders in
  reinvestment of distributions             421,687              19,886,743                   9,758               591,122
Shares reacquired                        (1,923,566)            (72,798,605)             (1,907,412)         (130,666,052)
                                   ----------------        ----------------        ----------------      ----------------
    Net increase                            184,237        $     13,268,513               2,029,165      $    137,357,518
                                   ================        ================        ================      ================

Class J shares
                                               YEAR ENDED NOVEMBER 30, 2001                  YEAR ENDED NOVEMBER 30, 2000
                                   ----------------------------------------        --------------------------------------
                                             SHARES                  AMOUNT                  SHARES                AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Shares sold                                 408,904        $     17,348,099                 345,513      $     21,611,552
Shares reacquired                          (142,612)             (5,373,633)               (201,863)          (12,728,575)
                                   ----------------        ----------------        ----------------      ----------------
    Net increase                            266,292        $     11,974,466                 143,650      $      8,882,977
                                   ================        ================        ================      ================

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $159,866 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense.

(7) Transactions in Securities of Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the fund's transactions in the securities of these issuers during the year ended November 30, 2001, is set forth below:

                                                        ACQUISITIONS                       DISPOSITIONS
                                   BEGINNING  --------------------------------  ----------------------------------
AFFILIATE                            SHARES          SHARES               COST          SHARES                COST
------------------------------------------------------------------------------------------------------------------
Amerihost Properties, Inc.*          527,000        --       $      --                   7,000             $24,062
                                                             -----------------                              ------

                                                ENDING           REALIZED      DIVIDEND            ENDING
AFFILIATE                                        SHARE        GAIN (LOSS)        INCOME             VALUE
-----------------------------------------------------------------------------------------------------------
Arlington Hospitality, Inc.*                   520,000        $  (25,813)  $    --             $1,274,000
                                                              ----------   ------------        ----------

*Name change from Amerihost Properties, Inc. to Arlington Hospitality, Inc. effective May 29, 2001.

(8) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At November 30, 2001, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.01% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                          SHARE/
                                            DATE OF    PRINCIPAL
DESCRIPTION                             ACQUISITION       AMOUNT       COST        VALUE
----------------------------------------------------------------------------------------
Copley Partners 1 L.P.                     12/06/86    3,000,000   $257,088     $ 68,400
Copley Partners 2 L.P.          12/02/86 - 08/09/91    3,000,000    930,997      236,010
Highland Capital Partners L.P.  06/28/88 - 06/28/93    7,500,000    584,117      587,550
                                                                                --------
                                                                                $891,960
                                                                                ========

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust II and Shareholders of MFS Emerging Growth
Fund:

We have audited the accompanying statement of assets and liabilities of MFS Emerging Growth Fund, (one of the series comprising MFS Series Trust II) (the "Trust"), including the portfolio of investments, as of November 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Growth Fund as of November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 10, 2002

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

THE FUND HAS DESIGNATED $1,615,827,094 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED NOVEMBER 30, 2001.

MFS(R) EMERGING GROWTH FUND

TRUSTEES                                              TREASURER
John W. Ballen* - President,                          James O. Yost*
MFS Investment Management
                                                      ASSISTANT TREASURERS
Lawrence H. Cohn, M.D.+ - Chief of Cardiac            Mark E. Bradley*
Surgery, Brigham and Women's Hospital;                Robert R. Flaherty*
Professor of Surgery, Harvard Medical School          Ellen Moynihan*

The Hon. Sir J. David Gibbons, KBE+ - Chief           SECRETARY
Executive Officer, Edmund Gibbons Ltd.;               Stephen E. Cavan*
Chairman, Colonial Insurance Company, Ltd.
                                                      ASSISTANT SECRETARY
William R. Gutow+ - Private Investor and              James R. Bordewick, Jr.*
Real Estate Consultant; Vice Chairman,
Entertainment Management Company                      CUSTODIAN
(video franchise)                                     State Street Bank and Trust Company

J. Atwood Ives+ - Private Investor                    AUDITORS
                                                      Deloitte & Touche LLP
Abby M. O'Neill+ - Private Investor
                                                      INVESTOR INFORMATION
Kevin R. Parke* - Chief Investment Officer and        For information on MFS mutual funds, call
Executive Vice President, MFS Investment              your investment professional or, for an
Management                                            information kit, call toll free: 1-800-637-2929
                                                      any business day from 9 a.m. to 5 p.m.
Lawrence T. Perera+ - Partner, Hemenway               Eastern time (or leave a message anytime).
& Barnes (attorneys)
                                                      INVESTOR SERVICE
William J. Poorvu+ - Adjunct Professor,               MFS Service Center, Inc.
Harvard University Graduate School of                 P.O. Box 2281
Business Administration                               Boston, MA 02107-9906

Jeffrey L. Shames* - Chairman and Chief               For general information, call toll free:
Executive Officer, MFS Investment Management          1-800-225-2606 any business day from
                                                      8 a.m. to 8 p.m. Eastern time.
J. Dale Sherratt+ - President, Insight Resources,
Inc. (acquisition planning specialists)               For service to speech- or hearing-impaired
                                                      individuals, call toll free: 1-800-637-6576 any
Elaine R. Smith+ - Independent Consultant             business day from 9 a.m. to 5 p.m. Eastern
                                                      time. (To use this service, your phone must be
Ward Smith+ - Private Investor                        equipped with a Telecommunications Device for
                                                      the Deaf.)
INVESTMENT ADVISER
Massachusetts Financial Services Company              For share prices, account balances, exchanges,
500 Boylston Street                                   or stock and bond outlooks, call toll free:
Boston, MA 02116-3741                                 1-800-MFS-TALK (1-800-637-8255)
                                                      anytime from a touch-tone telephone.
DISTRIBUTOR
MFS Fund Distributors, Inc.                           WORLD WIDE WEB
500 Boylston Street                                   www.mfs.com
Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGERS
John W. Ballen*
Dale A. Dutile*
John E. Lathrop*
David E. Sette-Ducati*

* MFS Investment Management
+ Independent Trustee

MFS(R) EMERGING GROWTH FUND                                    ------------
                                                                PRSRT STD
[logo] M F S(R)                                                U.S. Postage
INVESTMENT MANAGEMENT                                              Paid
                                                                   MFS
500 BOYLSTON STREET                                            ------------
BOSTON, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                              MEG-2 1/02 943M 07/207/307/707/807